                                                                     Exhibit 4.1

                         FIFTH AMENDMENT TO AMENDED AND
                     RESTATE MULTICURRENCY CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT, dated as of February 15, 2002 (this "Amendment"), amends the Amended and Restated Multicurrency Credit Agreement, dated as of May 15, 2001 (as heretofore amended, the "Credit Agreement"), among APW Ltd., a Bermuda corporation (the "Borrower"), the various financial institutions parties thereto (collectively, the "Banks"), Bank One, NA, as syndication agent, The Chase Manhattan Bank, as documentation agent and Bank of America, N.A., as administrative agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Borrower from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. CONSENT. The Banks hereby agree that notwithstanding the provisions of Section 2.12(b) of the Credit Agreement, the interest payments scheduled to be due prior to April 15, 2002 (the "Deferral Date"), shall not be payable until the earliest date of: (i) the Deferral Date, or (ii) the first date after January 15, 2002 on which the lenders under the UK Facility receive any payment in respect of interest or commissions under the UK Facility.

     SECTION 2. WAIVER. The Banks hereby waive the right to require compliance by the Borrower and its Subsidiaries with the requirements of Section 7.6 of the Credit Agreement for the period from January 31, 2002 to but excluding April 15, 2002.

     SECTION 3. LIMITATION OF CONSENT AND WAIVER.

     The consent and waiver set forth herein shall be limited to their terms and shall not constitute a waiver of any other rights the Banks may have from time to time, including the right, upon the occurrence of an Event of Default other than the failure to pay such interest prior to the Deferral Date or the breach of any agreement specifically waived hereunder, to accelerate the maturity of the Loans and all payments, including interest payment, with respect thereto.

     SECTION 4. AMENDMENTS. As of the date hereof, the Credit Agreement is amended as follows:

     4.1 Interim Reports. Section 7.1(b) of the Credit Agreement is hereby amended to state in its entirety as follows:

          "(b) Interim Reports (i) Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the Last Fiscal Quarter of each Fiscal Year), consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter, consolidated statements of earnings and a consolidated statement of cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter of the Borrower and its Subsidiaries, with, in the case of each Fiscal Quarter ending on or after November 30, 2001, comparable information at the close of and for the corresponding portion of such prior Fiscal Year, together with a certificate of the chief financial officer or the Treasurer of the Borrower to the effect that such financial statements fairly present the financial condition and results of operations of the Borrower and its Subsidiaries of the date and periods indicated (subject to normal year-end adjustments).

          (ii) Promptly when available and in any event within 30 days after the end of each calendar month, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such month, consolidated statements of earnings and a consolidated statement of cash flow for such month and for the period beginning with the first day of such Fiscal Year and ending on the last day of such month of the Borrower and its Subsidiaries, together with a certificate of the chief financial officer or the Treasurer of the Borrower to the effect that such financial statements fairly represent the financial condition and results of operations of the Borrower and its Subsidiaries as of the date and periods indicated (subject to normal year-end adjustments)."

     4.2 Representations.


     Section 6.5 of the Credit Agreement is hereby amended to state in its entirety as follows:

          "6.5 No Material Adverse Effect. No event has occurred or condition has arisen that has had or is reasonably likely to have a Material Adverse Effect since February 28, 2001, with respect to the Borrower and its Subsidiaries, except as described in Item 6.5 of the Disclosure Schedule or otherwise disclosed in writing to the Banks prior to the date of the Fifth Amendment hereto."

     SECTION 5. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been satisfied, and notice thereof shall have been given by the Agent to the Borrower and the Lenders.

     5.1 Receipt of Documents. This Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent:

          a) Amendment. This Amendment, duly executed by the Borrower, the Administrative Agent and the Lenders.


          b)   Consents. Consents of all Guarantors hereto.


          c) UK Facility. Amendments to the UK Facility providing that interest on the UK Facility shall not be payable prior to the Deferral Date and making other changes consistent herewith.

     SECTION 6. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Credit Agreement, as hereby amended, and the other Loan Documents, and the Borrower additionally represents and warrants to the Administrative Agent and each Bank as follows:

     6.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporation action, and do not

          a)   contravene the Borrower's Organic Documents;

          b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

          c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

     6.2 Governmental Approval, Regulations, etc. No authorization or approval o other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

     6.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except to the extent enforceability thereof is limited by bankruptcy, insolvency or other laws relating to, or affecting enforcement of, creditors' rights in general, and general principles of equity.

     SECTION 7. MISCELLANEOUS

     7.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     7.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     7.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     7.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     7.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     7.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        APW LTD.

                                        By: /s/ Richard D. Carroll
                                            ----------------------
                                        Name:  Richard D. Carroll
                                        Title: VP-CFO

                                        BANK OF AMERICAN, N.A., as
                                        Administrative Agent and as a Bank

                                        By:  /s/ M. Duncan McDuffie
                                           ------------------------
                                        Name:  M. Duncan McDuffie
                                        Title: Managing Director

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH

                                        By:  /s/ Shinichiro Munechika
                                           --------------------------
                                        Name:  Shinichiro Munechika
                                        Title: Deputy General Manager

                                        BANK ONE, N.A. (Main Office Chicago) as
                                        Syndication Agent and as a Bank

                                        By:  /s/ Thomas T. Bower
                                           ---------------------
                                        Name:  Thomas T. Bower
                                        Title: Senior Vice President

                                        BNP PARIBAS

                                        By:  /s/ Barbara Eppolito
                                           ----------------------
                                        Name:  Barbara Eppolito
                                        Title: Vice President

                                        By:  /s/ Kathryn Quinn
                                           -------------------
                                         Name:  Kathryn Quinn
                                        Title:  Vice President

                                        COPPER BEECH HOLDINGS, LLC

                                        By:  /s/ Edward Smith Christie
                                           ---------------------------
                                        Name:  Edward Smith Christie
                                        Title: Vice President

                                         CREDIT LYONNAIS CHICAGO BRANCH

                                         By:  /s/ Richard Teitelbaum
                                            ------------------------
                                         Name:  Richard Teitelbaum
                                         Title: Vice President

                                         THE DAI-ICHI KANGYO BANK, LTD.

                                         By:  /s/ Nobuyasu Fukatsu
                                            ----------------------
                                         Name:  Nobuyasu Fukatsu
                                         Title: General Manager

                                         FIRST UNION NATIONAL BANK

                                         By:  /s/ William W. Teegarden
                                            --------------------------
                                         Name:  William W. Teegarden
                                         Title: Senior Vice President

                                         JPMORGAN CHASE BANK, as
                                         Documentation Agent and a Bank

                                         By:  /s/ Michael Lancia
                                            --------------------
                                         Name:  Michael Lancia
                                         Title: Vice President

                                         M&I MARSHALL & ILSLEY BANK

                                         By:  /s/ Michael Vellon
                                            --------------------
                                         Name:  Michael Vellon
                                         Title: Vice President

                                         By:  /s/ Thomas R. Johnson
                                            -----------------------
                                         Name:  Thomas R. Johnson
                                         Title: Senior Vice President

                                         THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION

                                         By:  /s/ Thomas A. Pennington
                                            --------------------------
                                         Name:  Thomas A. Pennington
                                         Title: Executive Vice President

                                         OCM PRINCIPAL OPPORTUNITIES FUND
                                         II, L.P. by Oaktree Capital Management,
                                         LLC, its General Partner

                                         By:  /s/ John B. Frank
                                            -------------------
                                         Name:  John B. Frank
                                         Title:    General Counsel

                                         By:  /s/ Jordon L. Kruse
                                            ---------------------
                                         Name:  Jordon L. Kruse
                                         Title: Vice President

                                         OCM OPPORTUNITIES FUND III, L.P. by
                                         Oaktree Capital Management, LLC, its
                                         General Partner

                                         By:  /s/ John B. Frank
                                            -------------------
                                         Name:  John B. Frank
                                         Title: General Counsel

                                         PERRY PRINCIPALS, L.L.C.

                                         By:  /s/ Nat Klipper
                                            -----------------
                                         Name:  Nat Klipper
                                         Title:

                                         ROYAL BANK OF SCOTLAND, PLC

                                         By:  /s/ Ian Roberts
                                            -----------------
                                         Name:  Ian Roberts
                                         Title: Manager Specialised Lending
                                                Services

                                         SOCIETE GENERALE

                                         By:  /s/ Eric E.O. Siebert Jr.
                                              --------------------------
                                         Name:  Eric E.O. Siebert Jr.
                                         Title: Director

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:  /s/ Greg Wilson
                                            -----------------
                                         Name:  Greg Wilson
                                         Title: VP

                                         WILLIAM E. SIMON & SONS SPECIAL
                                         SITUATIONS PARTNERS II, L.P.

                                         By:  /s/ Dale Leshaw
                                            -----------------
                                         Name:  Dale Leshaw
                                         Title: Principal

                                         LEHMAN COMMERCIAL PAPER, INC.

                                         By:  /s/ Jeffrey D. Tuck
                                            ---------------------
                                         Name:  Jeffrey D. Tuck
                                         Title: Authorized Signatory

                              AGREEMENT AND CONSENT

         The undersigned Guarantors hereby agree and consent, as of the date and year first above written, to the terms and provisions of the Fourth and Fifth Amendments to the Amended and Restated Multicurrency Credit Agreement and to the terms and provisions of the Amendment Agreement amending the UK Facility, dated February 12, 2002, and agree that the Loan Documents, guarantee documents and facility agreements executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing Fifth Amendment to the Credit Agreement and the Amendment Agreement amending the UK Facility.

AIR CARGO EQUIPMENT (UK) LIMITED

By:  /s/ Chris Green
     ---------------------------
Name:  Chris Green
Title: Director

APPLIED POWER LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW CASES EUROPE LTD. (formerly
known as ZERO CASES EUROPE LTD.)

By:  /s/ Chris Green
     ---------------------------
Name:  Chris Green
Title: Director

APW ELECTRONICS GMBH

By:  /s/ Jan De Koning
     ---------------------------
Name:  Jan De Koning
Title: Managing Director

APW ELECTRONICS GROUP PLC

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW ELECTRONICS LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW ELECTRONICS OVERSEAS
INVESTMENTS LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW ENCLOSURE PRODUCTS AND
SYSTEMS LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW ENCLOSURE SYSTEMS (UK) LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW ENCLOSURE SYSTEMS HOLDING,
INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

APW ENCLOSURE SYSTEMS HOLDINGS,
LTD.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title:    Company Secretary

APW ENCLOSURES SYSTEMS, LP by
APW Enclosure Systems Holding, Inc., its
General Partner

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

APW ENCLOSURE SYSTEMS PLC

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title:    Company Secretary

APW ENCLOSURE SYSTEMS, INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

APW ENCLOSURES (DUBLIN) LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW ENCLOSURES LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW FINANCE LIMITED

By:  /s/ Jan De Koning
     ---------------------------
Name:  Jan De Koning
Title: Director

APW GALWAY LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW HOLDING B.V.

By:  /s/ Jan De Koning
     ---------------------------
Name:  Jan De Koning
Title: Director

APW HOLDINGS (EUROPE) LTD.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW HOLDINGS (UK) LTD.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW INVESTMENTS UK LTD.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW MAYVILLE LLC

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

APW MAYVILLE LTD.

By:  James Maxwell
     ---------------------------
Name:
Title:

APW NETHERLANDS B.V.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW NEW FOREST LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW NORTH AMERICA, INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

APW POWER SUPPLIES AS

By:  /s/ Eliot Swan
     ---------------------------
Name:  Eliot Swan
Title: Director

By:  /s/ Kash Pandya
     ---------------------------
Name:  Kash Pandya
Title: Director

APW POWER SUPPLIES LTD.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW PRODUCTS AND SYSTEMS B.V.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

APW WRIGHT LINE LLC

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

APW-ERIE, INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

ASPEN MOTION TECHNOLOGIES INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

BEELEY WOOD HOLDINGS LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

C FAB DEVELOPMENT LTD.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

CAMBRIDGE AEROFLO, INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

CIPRESMAD-CONSULTORES E
SERVICOS, LTD.

By:  /s/ Howard Lederman
     ---------------------------
Name:
Title:

CIPRESMAD HUNGARY GROUP
FINANCING LLC

By:  /s/ Howard Lederman
     ---------------------------
Name:
Title:

EDER INDUSTRIES INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

ELECTRONIC SOLUTIONS

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

ELECTRONICS PACKAGING LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

HIGH SPEED PRODUCTION (HOLDINGS)
LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

HOERMANN ELECTRONICS LIMITED

By:  /s/ Eliot Swan
     ---------------------------
Name:  Eliot Swan
Title: Director

By:  /s/ Kash Pandya
     ---------------------------
Name:  Kash Pandya
Title: Director

HOERMANN SECURITY SYSTEMS LTD.

By:  /s/ Eliot Swan
     ---------------------------
Name:  Eliot Swan
Title: Director

By:  /s/ Kash Pandya
     ---------------------------
Name:  Kash Pandya
Title: Director

HSP SHEFFIELD LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

HSP STRATHCLYDE LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

IMHOF-BEDCO LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

IMHOF-BEDCO STANDARD PRODUCTS LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

IMHOF-BEDCO SPECIAL PRODUCTS LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

INNOVATIVE METAL FABRICATION, INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

J HIGGINS MANUFACTURING
(IRELAND) LTD.

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

MCLEAN MIDWEST CORPORATION

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

MCLEAN WEST INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

METAL ARTS MANUFACTURING, INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

PRECISION FABRICATION
TECHNOLOGIES INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

RUBICON FINANCE LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

TOWERFLAME LIMITED

By:  /s/ Chris Green
     ---------------------------
Name:  Chris Green
Title: Director

VERO CIRCUITBOARDS LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

VERO CONNECTORS LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

VERO ELECTRONICS (EXPORTS) LTD

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

VERO ELECTRONICS, INC.

By:  /s/ James Maxwell
     ---------------------------
Name:
Title:

WRIGHT LINE EUROPE B.V.

By:  /s/ Jan De Koning
     ---------------------------
Name:  Jan De Koning
Title: Director

WRIGHT LINE LIMITED

By:  /s/ Samantha Kirby
     ---------------------------
Name:  Samantha Kirby
Title: Company Secretary

ZERO-EAST DIVISION, ZERO
CORPORATION

By:  /s/ James Maxwell
     ---------------------------
Name:
Title: